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                                   Exhibit 10



We hereby consent to the use of our report dated November 17, 2000 relating to the financial statements of Cable Link, Inc. d\b\a A Novo Broadband, Inc., in its Report on Form 10-KSB for the transition period from January 1, 2000 to September 30, 2000.



November 17, 2000                        /s/ Groner, Boyle & Quillin LLP

                                         Groner, Boyle & Quillin LLP

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